UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

iShares, Inc.

iShares Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

A WORLDWIDE NOTICE TO U.S. iSHARES ETF SHAREHOLDERS

VOTE TODAY

BY ONE OF THE METHODS BELOW

CALL A LIVE OPERATOR

Call +1 866 450 8471
Monday through Friday 4:30 AM – 7:00 PM GMT,
Saturday 5:00 AM – 4:00 PM GMT, and
Sunday 7:00 AM – 1:00 PM GMT.

VOTE ONLINE

Go to **www.proxyvote.com.** Enter the control number that appears on each of your Proxy Cards and follow the instructions.

Your participation at the Special Meeting of Shareholders on December 22, 2009 is critical to avoid the potential closure and liquidation of certain U.S. registered iShares® Funds.

BlackRock, Inc. has completed its acquisition of Barclays Global Investors, N.A., including the iShares exchange traded funds business. As a result, the existing investment advisory agreement for each iShares Fund terminated on December 1, 2009. To date, shareholders of 167 iShares Funds have approved a new investment advisory agreement for their iShares Funds.

However, due to a lack of shareholder participation, shareholders in certain iShares Funds have not yet approved a new investment advisory agreement, and such iShares Funds are now being managed pursuant to an interim investment advisory agreement, including the following U.S. iShares Funds:

iShares MSCI Brazil Index Fund	Ticker: EWZ	Cusip: 464286400
iShares MSCI EMU Index Fund	Ticker: EZU	Cusip: 464286608
iShares MSCI Germany Index Fund	Ticker: EWG	Cusip: 464286806
iShares S&P Global Consumer Discretionary Sector Index Fund	Ticker: RXI	Cusip: 464288745
iShares S&P Global Financials Sector Index Fund	Ticker: IXG	Cusip: 464287333

If there are not a sufficient number of votes to hold the Meeting for the above iShares Funds, the Board of Directors/Trustees of the iShares Funds will take such action it deems necessary and in the best interests of those iShares Funds and their shareholders, **including closing and liquidating your iShares Fund.** Please note that if you sold your shares in the above-listed iShares Funds after the August 25, 2009 record date for voting, you still retain the right to vote.

Three independent entities recommend that shareholders vote in favor of the investment advisory agreement proposal:

- **The Boards of Directors/Trustees of the iShares Funds, which are over 75% independent and oversee the iShares Funds on behalf of shareholders.**
- **RiskMetrics Group's ISS Governance Services Unit and Glass-Lewis & Co., two independent proxy advisory firms.**

If you need your Proxy Card, Proxy Statement, or to request assistance regarding voting procedures, please call **D. F. King & Co., Inc.**

United States: 48 Wall Street, New York, NY 10005	+1 646 378 4860 (call collect)
Europe: City Point 15th Floor, 1 Ropemaker Street, London, EC2Y 9HT	+(44) 20 7920 9700
Asia: 3213 Cosco Tower, 183 Queen's Road Central, Hong Kong	+63 2 807 4518

iShares®

This document is not an advertisement and does not constitute an offer or solicitation of any iShares Funds. The funds may not be acquired in any jurisdictions in which they have not been authorized, save for available exemptions.

A WORLDWIDE NOTICE TO U.S. iSHARES ETF SHAREHOLDERS

VOTE TODAY

BY ONE OF THE METHODS BELOW

CALL A LIVE OPERATOR

Call +1 866 450 8471
Monday through Friday 4:30 AM – 7:00 PM GMT,
Saturday 5:00 AM – 4:00 PM GMT, and
Sunday 7:00 AM – 1:00 PM GMT.

VOTE ONLINE

Go to **www.proxyvote.com.** Enter the control number that appears on each of your Proxy Cards and follow the instructions.

Your participation at the Special Meeting of Shareholders on December 22, 2009 is critical to avoid the potential closure and liquidation of certain U.S. registered iShares™ Funds.

BlackRock, Inc. has completed its acquisition of Barclays Global Investors, N.A., including the iShares exchange traded funds business. As a result, the existing investment advisory agreement for each iShares Fund terminated on December 1, 2009. To date, shareholders of 167 iShares Funds have approved a new investment advisory agreement for their iShares Funds.

However, due to a lack of shareholder participation, shareholders in certain iShares Funds have not yet approved a new investment advisory agreement, and such iShares Funds are now being managed pursuant to an interim investment advisory agreement, including the following U.S. iShares Funds:

iShares MSCI Brazil Index Fund	Ticker: EWZ	Cusip: 464286400
iShares MSCI EMU Index Fund	Ticker: EZU	Cusip: 464286608
iShares MSCI Germany Index Fund	Ticker: EWG	Cusip: 464286806
iShares S&P Global Consumer Discretionary Sector Index Fund	Ticker: RXI	Cusip: 464288745
iShares S&P Global Financials Sector Index Fund	Ticker: IXG	Cusip: 464287333

If there are not a sufficient number of votes to hold the Meeting for the above iShares Funds, the Board of Directors/Trustees of the iShares Funds will take such action it deems necessary and in the best interests of those iShares Funds and their shareholders, **including closing and liquidating your iShares Fund.** Please note that if you sold your shares in the above-listed iShares Funds after the August 25, 2009 record date for voting, you still retain the right to vote.

Three independent entities recommend that shareholders vote in favor of the investment advisory agreement proposal:

- **The Boards of Directors/Trustees of the iShares Funds, which are over 75% independent and oversee the iShares Funds on behalf of shareholders.**
- **RiskMetrics Group's ISS Governance Services Unit and Glass-Lewis & Co., two independent proxy advisory firms.**

If you need your Proxy Card, Proxy Statement, or to request assistance regarding voting procedures, please call **D. F. King & Co., Inc.**

United States and Canada : 48 Wall Street, New York, NY 10005	+1 646 378 4860 (call collect)
Europe: City Point 15th Floor, 1 Ropemaker Street, London, EC2Y 9HT	+(44) 20 7920 9700
Asia: 3213 Cosco Tower, 183 Queen's Road Central, Hong Kong	+63 2 807 4518

iShares™

MITTEILUNG AN DIE WELTWEITEN ANTEILINHABER DER iSHARES ETF

Zur Verhinderung einer möglichen Einstellung der Geschäftstätigkeit und der Auflösung bestimmter in den USA eingetragener iShares Funds ist Ihre Teilnahme an unserer ausserordentlichen Versammlung der Anteilinhaber am 22. Dezember 2009 erforderlich.

BlackRock, Inc. hat seine Akquisition von Barclays Global Investors, N.A. einschliesslich iShares ETF abgeschlossen. Aus diesem Grund wurde der bestehende Anlageberatungsvertrag für die einzelnen iShares Funds am 1. Dezember 2009 gekündigt. Bis dato haben die Anteilinhaber von 167 iShares Funds einem neuen Anlageberatungsvertrag für ihre iShares Funds zugestimmt.

Aufgrund der geringen Beteiligung seitens der Anteilinhaber bestimmter iShares Funds wurde jedoch noch kein neuer Anlageberatungsvertrag für diese iShares Funds abgeschlossen und sie werden derzeit mit einem vorläufi gen Anlageberatungsvertrag verwaltet. Dabei handelt es sich um die folgenden US iShares Funds:

iShares MSCI Brazil Index Fund iShares MSCI EMU Index Fund iShares MSCI Germany Index Fund iShares S&P Global Consumer Discretionary Sector Index Fund iShares S&P Global Financials Sector Index Fund

Ticker: EWZ Cusip: 464286400 Ticker: EZU Cusip: 464286608 Ticker: EWG Cusip: 464286806 Ticker: RXI Cusip: 464288745 Ticker: IXG Cusip: 464287333

Wenn die Versammlung aufgrund einer ungenügenden Anzahl von Stimmen nicht abgehalten werden kann, ergreift der Verwaltungsrat bzw. ergreifen die Treuhänder der iShares Funds derartige Massnahmen, die er/sie für notwendig und im besten Interesse dieser iShares Funds und ihrer Anteilinhaber hält/halten. Dazu gehört auch die Einstellung der Geschäftstätigkeit und Auflösung dieser iShares Funds. Bitte beachten Sie, dass Sie selbst dann Ihre Stimme abgeben können, wenn sie Ihre Anteile an den oben aufgelisteten iShares Funds nach dem für die Stimmabgabe aufgezeichnetem Datum, d.h. dem 25 August 2009, verkauft haben.

Drei unabhängige Organisationen haben sich dafür ausgesprochen, dass die Anteilinhaber für den vorgeschlagenen Anlageberatungsvertrag stimmen:

» Der Verwaltungsrat bzw. die Treuhänder der iShares Funds, die zu mehr als 75 % unabhängig sind und die iShares Funds im Auftrag der Anteilinhaber beaufsichtigen.

» Die Abteilung ISS Governance Services der RiskMetrics Group und Glass-Lewis & Co., zwei unabhängige bevollmächtigte Bratungsfirmen.

GEBEN SIE HEUTE IHRE STIMME

AB UND WÄHLEN SIE EINE DER BEIDEN NACHSTEHENDEN METHODEN:

WENDEN SIE SICH AN UNSEREN ANRUFDIENST

unter +1 866 450 8471 von Montag bis Freitag zwischen 4.30 Uhr und 19.00 Uhr GMT, am Samstag zwischen 5.00 Uhr und 16.00 Uhr GMT und am Sonntag zwischen 7.00 Uhr und 13.00 Uhr GMT.

GEBEN SIE IHRE STIMME ONLINE

ab bei www.proxyvote.com.

Geben Sie die Kontrollnumer ein, die auf jeder Ihrer Stimmrechtskarten angezeigt ist, und folgen Sie den Anweisungen.

Wenn Sie Ihre Stimmrechtskarte oder Ihr Stimmrechtsformular brauchen oder Hilfe bezüglich der Stimmrechtsverfahren benötigen, wenden Sie sich bitte an: D. F. King & Co., Inc.

Vereinigte Staaten: 48 Wall Street, New York, NY 10005 +1 646 378 4860 (R-Gespräch) Europa: City Point 15th Floor, 1 Ropemaker Street, London, EC2Y 9HT +(44) 20 7920 9700 Asien: 3213 Cosco Tower, 183 Queen’s Road Central, Hong Kong +63 2 807 4518

iShares®